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================================================================================
                                                                    Exhibit 10.8


                     AMENDED AND RESTATED GUARANTY AGREEMENT


                                      from


                                CONCORD EFS, INC.


                            Dated as of June 26, 2003


================================================================================

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                                TABLE OF CONTENTS

                                                                           Page

SECTION 1.   Guaranty.........................................................2

SECTION 2.   Bankruptcy.......................................................2

SECTION 3.   Continuing Guaranty..............................................3

SECTION 4.   Reinstatement....................................................3

SECTION 5.   Certain Actions..................................................3

SECTION 6.   Application; Set-Off.............................................3

SECTION 7.   Waiver...........................................................4

SECTION 8.   Assignment.......................................................4

SECTION 9.   Miscellaneous....................................................4

                                       -i-

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                     AMENDED AND RESTATED GUARANTY AGREEMENT
                     ---------------------------------------

     THIS AMENDED AND RESTATED GUARANTY AGREEMENT, dated as of June 26, 2003, but effective on the Effective Date (as further amended or otherwise modified from time to time, this "Guaranty"), is made by CONCORD EFS, INC., a Delaware corporation ("Guarantor").

                                   WITNESSETH:
                                   ----------

     WHEREAS, Concord EFS, Inc., as Guarantor, Guarantor and certain Subsidiaries of Guarantor that are or may become party thereto, as Lessees, Electronic Payment Services, Inc., Star Systems, LLC and certain other Significant Subsidiaries that may become party thereto, as Subsidiary Guarantors, Atlantic Financial Group, Ltd. ("AFG"), as Lessor, the financial institutions party thereto, as Lenders, and SunTrust Bank, as Agent, entered into that certain Master Agreement, dated as of July 12, 2002 (the "2002 Master Agreement"), which 2002 Master Agreement is being amended and restated pursuant to the Amended and Restated Master Agreement, dated as of June 26, 2003 (as it may be further modified, amended or restated from time to time as and to the extent permitted thereby, the "Master Agreement"; and, unless otherwise defined herein, terms which are defined or defined by reference in the Master Agreement (including Appendix A thereto) shall have the same meanings when used herein as such terms have therein), among Guarantor, the Lessees, the Subsidiary Guarantors, SunTrust Equity Funding, LLC, as Lessor, the financial institutions party thereto, as Lenders, and the Agent; and

     WHEREAS, Guarantor executed and delivered that certain Guaranty Agreement, dated as of July 12, 2002 in connection with the transactions contemplated by the 2002 Master Agreement and that certain Guaranty Agreement, dated as of November 15, 2000 in connection with the transactions contemplated by the 2000 Master Agreement (collectively, the "Original Guaranties");

     WHEREAS, it is a condition precedent to the Funding Parties consummating the transactions to be consummated pursuant to the Master Agreement that the Guarantor execute and deliver this Guaranty as an amendment and restatement of the Original Guaranties; and

     WHEREAS, it is in the best interests of the Guarantor that the transactions contemplated by the Master Agreement be consummated; and

     WHEREAS, this Guaranty, and the execution, delivery and performance hereof, have been duly authorized by all necessary corporate action of the Guarantor; and

     WHEREAS, this Guaranty is offered by the Guarantor as an inducement to the Funding Parties to consummate the transactions contemplated in the Master Agreement, which transactions, if consummated, will be of benefit to the Guarantor;

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Guarantor, the Guarantor hereby agrees as follows:

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     SECTION 1.   Guaranty. The Guarantor hereby unconditionally guarantees to the Agent and the Funding Parties the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, and the full and prompt performance, of all of the Liabilities (as hereinafter defined), including rent, interest and earnings on any such Liabilities whether accruing before or after any bankruptcy or insolvency case or proceeding involving the Guarantor or any other Person and, if rent, interest or earnings on any portion of such obligations ceases to accrue by operation of law by reason of the commencement of such case or proceeding, including such rent, interest and earnings as would have accrued on any such portion of such obligations if such case or proceeding had not commenced, and further agrees to pay all reasonable expenses (including reasonable attorneys' fees and legal expenses) actually paid or incurred by each of the Funding Parties in endeavoring to collect the Liabilities, or any part thereof, and in enforcing this Guaranty. The term "Liabilities", as used herein, shall mean all of the following, in each case howsoever created, arising or evidenced, whether direct or indirect, joint or several, absolute or contingent, or now or hereafter existing, or due or to become due: (i) all amounts payable by the Lessees or the Construction Agent to the Agent and the Funding Parties under the Lease (including, without limitation, Basic Rent, Supplemental Rent and the Recourse Deficiency Amount), the Master Agreement, the Construction Agency Agreement or any other Operative Document, (ii) the Allocated Amount and all Yield accrued thereon, all principal of the Notes and interest accrued thereon, and all additional amounts and other sums at any time due and owing, and required to be paid, to the Funding Parties under the terms of the Master Agreement, the Loan Agreement, the Construction Agency Agreement, the Assignments of Lease and Rents, the Mortgages, the Notes or any other Operative Document and (iii) all obligations of EPS under the Swap Documents; provided, however, that the Guarantor will not be obligated to pay to the Agent and Funding Parties under this Guaranty any amounts greater than the Lessees and the Construction Agent would have had to pay to the Agent and the Funding Parties under the Lease, the Master Agreement, the Construction Agency Agreement and the other Operative Documents, plus the amounts EPS would have had to pay under the Swap Documents, assuming that such documents were enforced in accordance with their terms (and without giving effect to any discharge or limitation thereon resulting or arising by reason of the bankruptcy or insolvency of a Lessee or the Construction Agent), plus all actual and reasonable costs of enforcing this Guaranty.

     By way of extension but not in limitation of any of its other obligations hereunder, the Guarantor stipulates and agrees that in the event any foreclosure proceedings are commenced with respect to any Leased Property and result in the entering of a foreclosure judgment, any such foreclosure judgment, to the extent related to the Liabilities and payable to any of the Funding Parties, shall be treated as part of the Liabilities, and the Guarantor unconditionally guarantees the full and prompt payment of such judgment.

     SECTION 2. Bankruptcy. The Guarantor agrees that, in the event any bankruptcy, reorganization or insolvency proceeding shall be instituted by or against the Guarantor and, if instituted against the Guarantor, shall not be dismissed or stayed for a period of sixty days, and if such event shall occur at a time when any of the Liabilities may not then be due and payable, the Guarantors will pay to the Funding Parties forthwith the full amount which would be payable hereunder by the Guarantor if all Liabilities were then due and payable.

                                        2

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     SECTION 3.   Continuing Guaranty. THIS GUARANTY SHALL IN ALL RESPECTS BE A
CONTINUING, ABSOLUTE AND UNCONDITIONAL GUARANTY OF PROMPT AND COMPLETE PAYMENT AND PERFORMANCE (AND NOT MERELY OF COLLECTION), AND SHALL REMAIN IN FULL FORCE AND EFFECT (NOTWITHSTANDING, WITHOUT LIMITATION, THE DISSOLUTION OF GUARANTOR) UNTIL THE TERMINATION OF THE COMMITMENTS AND THE FULL AND FINAL PAYMENT OF ALL OF THE LIABILITIES.

     SECTION 4. Reinstatement. The Guarantor further agrees that, if at any time all or any part of any payment theretofore applied to any of the Liabilities is or must be rescinded or returned for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Guarantor or any Lessee), such Liabilities shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application had not been made.

     SECTION 5. Certain Actions. The Funding Parties and/or the Agent may, from time to time at their discretion and without notice to the Guarantor, take any or all of the following actions: (a) retain or obtain (i) a security interest in any Lessee's interests in the Lease or the Leased Property and (ii) a lien or a security interest hereafter granted by any Person upon or in any property, in each case to secure any of the Liabilities or any obligation hereunder; (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the Guarantor, with respect to any of the Liabilities; (c) extend or renew for one or more periods (regardless of whether longer than the original period), or release or compromise any obligation of the Guarantor hereunder or any obligation of any nature of any other obligor (including, without limitation, the Lessor and the Lessees) with respect to any of the Liabilities; (d) release or fail to perfect its Lien upon or security interest in, or impair, surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (regardless of whether longer than the original period) or release or compromise any obligations of any nature of any obligor with respect to any such property; and
(e) resort to the Guarantor for payment of any of the Liabilities, regardless of whether the Agent or any other Person shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have proceeded against any Lessee or any other obligor primarily or secondarily obligated with respect to any of the Liabilities (all of the actions referred to in this clause (e) being hereby expressly waived by the Guarantor).

     SECTION 6. Application; Set-Off. Any amounts received by any Funding Party from whatever source on account of the Liabilities shall be applied by it toward the payment of such of the Liabilities, and in such order of application, as is set forth in the Operative Documents.

     To secure all obligations of the Guarantor hereunder, each Funding Party and the Agent shall have a right to set-off, without demand or notice of any kind, at any time and from time to time when any amount shall be due and payable by the Guarantor hereunder against any and all balances, credits, deposits, accounts or moneys of or in the Guarantor's name now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, any

                                        3

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Funding Party, the Agent or any agent or bailee for any Funding Party, and apply any such amounts toward the payment of the Liabilities then due in such order as in accordance with the Operative Documents.

     SECTION 7. Waiver. The Guarantor hereby expressly waives: (a) notice of the acceptance of this Guaranty; (b) notice of the existence or creation or non-payment of all or any of the Liabilities; (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever; and (d) all diligence in collection or protection of or realization upon the Liabilities or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing.

     SECTION 8. Assignment. Subject to Article VI of the Master Agreement, each Funding Party may, from time to time, whether before or after any discontinuance of this Guaranty, at its sole discretion and without notice to the Guarantor, assign or transfer any or all of its portion of the Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this Guaranty, and each and every such immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of such assignee's or transferee's interest in the Liabilities, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were such Funding Party.

     SECTION 9. Miscellaneous. No delay in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon any Funding Party except as expressly set forth in a writing duly signed and delivered on its behalf. No action permitted hereunder shall in any way affect or impair any Funding Party's rights or the Guarantor's obligations under this Guaranty. For the purposes of this Guaranty, Liabilities shall include all of the obligations described in the definition thereof, notwithstanding any right or power of any Lessee, the Construction Agent or the Lessor or anyone else to assert any claim or defense (other than final payment or full performance) as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the obligations of the Guarantor hereunder. The Guarantor hereby acknowledges that there are no conditions to the effectiveness of this Guaranty.

     This Guaranty shall be binding upon the Guarantor and upon the Guarantor's successors and permitted assigns; and all references herein to the Guarantor shall be deemed to include any successor or successors thereof, whether immediate or remote, to such Person; provided that the Guarantor shall not assign its obligations hereunder without the prior written consent of the Funding Parties.

     Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Guaranty shall be prohibited by or invalid thereunder, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

                                        4

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     The Guarantor: (a) submits for itself and its property in any legal action or proceeding relating to this Guaranty, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of Georgia, the courts of the United States of America for the Northern District of Georgia, and appellate courts from any thereof; (b) consents that any such action or proceedings may be brought to such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and
(c) agrees that nothing herein shall affect the right to effect service of process in any manner permitted by law or shall limit the right of the Funding Parties to sue in any other jurisdiction.

     All notices, demands, declarations, consents, directions, approvals, instructions, requests and other communications required or permitted by this Guaranty shall be in writing and shall be deemed to have been duly given when addressed to the appropriate Person and delivered in the manner specified in
Section 8.2 of the Master Agreement.

     THIS GUARANTY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF GEORGIA, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

                                        5

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     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

                                         CONCORD EFS, INC.


                                         By:          /s/  E.T. HASLAM
                                            ------------------------------------
                                                      Edward T. Haslam
                                                  Chief Financial Officer


                                       S-1                  AMENDED AND RESTATED
                                                              GUARANTY AGREEMENT